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               HAMILTON, BROOK, SMITH & REYNOLDS, P.C. LETTERHEAD

                                                                    EXHIBIT 23.2

                                    CONSENT

     We hereby consent to the reference to our firm in the Prospectus, forming a part of the Registration Statement on Form S-3 of Alkermes, Inc.

                                          HAMILTON, BROOK, SMITH & REYNOLDS,
                                          P.C.

                                          By: /s/ David E. Brook
                                          --------------------------------------
                                              David E. Brook

Dated: January 17, 1997